FIRST AMENDMENT TO INDUSTRIAL LEASE

THIS FIRST AMENDMENT TO INDUSTRIAL LEASE (the "First Amendment") is made this 26th day of ~~June~~ July, 2004, by and between GATEWAY BUSINESS CENTRE, LTD., a Florida limited partnership ("Lessor") and MEDICAL TECHNOLOGY SYSTEMS, INC., a Florida corporation ("Lessee").

RECITALS

A. On March 31, 2004, Lessor and Lessee entered into an Industrial Lease concerning that certain office/warehouse space having a street address of 2003 Gandy Boulevard North, St. Petersburg, Florida 33716, affecting and concerning approximately 104,388 square feet of office/warehouse space (the "Lease").

B. The parties desire to amend the terms of the Lease by increasing the amount of square footage of the leased space and adjusting the rent payments, all in accordance with the following terms and conditions:

NOW, THEREFORE, for and in consideration of the premises and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged by each of the parties, the parties agree as follows:

1. ***Recitals***. The parties hereby acknowledge and agree that the statements contained in the recitals of fact (the "Recitals") set forth above are true and correct, and that the Recitals are by this reference made a part of this First Amendment.

2. ***Premises***. During the term of the Lease, the Premises shall be defined as that certain warehouse space having an overall area of approximately 132,548 square feet located in the building with a street address of 2003 Gandy Boulevard North, St. Petersburg, Florida.

3. ***Rent***. The terms of paragraph 2 of the Lease are deleted in their entirety and the following substituted in lieu thereof:

> "2. ***Rent***. Beginning on the Commencement Date, Lessee shall pay Base Rent as set forth in this Section and Additional Rental as described in Section 6. of the Lease. Lessee shall also pay all sales tax due on Base Rent and Additional Rental paid under this Lease. Lessee shall not pay a security deposit under this Lease.
>
> "(a) **Years 1 and 2 Base Rent and Estimated Additional Rent**. On the first (1st) day of October, 2004, and on the first (1st) day of each successive month thereafter up to and including March 1, 2005, Lessee shall pay Base Rent in the amount of

THIRTY-FIVE THOUSAND AND NO/100 DOLLARS ($35,000.00). In addition, Lessee shall pay estimated Additional Rental in accordance with Section 6 of the Lease, together with Florida sales tax. Lessor estimates Additional Rental for the first six (6) months of the Lease Term to be FIFTEEN THOUSAND AND NO/100 DOLLARS ($15,000.00) (so that total monthly Base Rent, Additional Rental for during the first six (6) months of the term is FIFTY THOUSAND AND NO/100 DOLLARS ($50,000.00), plus applicable sales tax. The "Additional Rental" calculations for the first six months of the Lease shall be based upon 80,000 square feet. Commencing with the seventh month of the Lease, the "Additional Rental" calculations shall be based upon 115,000 square feet. Commencing with the third year of the Lease, the Additional Rent calculations will be based upon the full 132,548 square feet of the Premises.

"(b) On the first (1st) day of April, 2005, and on the first (1st) day of each successive month thereafter up to and including September 1, 2005, Lessee shall pay Base Rent in the amount of FIFTY THOUSAND THREE HUNDRED TWELVE AND 50/100 DOLLARS ($50,312.50). In addition, Lessee shall pay estimated Additional Rental in accordance with Section 6 of the Lease, together with Florida sales tax.

"(c) On the first (1st) day of October, 2005, and on the first (1st) day of each successive month thereafter up to and including September 1, 2006, Lessee shall pay Base Rent in the amount of FIFTY-ONE THOUSAND EIGHT HUNDRED FORTY-FIVE AND 83/100 DOLLARS ($51,845.83). In addition, Lessee shall pay estimated Additional Rental in accordance with Section 6 of the Lease, together with Florida sales tax.

"(d) **Year 3 Base Rent**. On the first (1st) day of October , 2006, and on the first (1st) day of each successive month thereafter up to and including September 1, 2007, Lessee shall pay Base Rent in the amount of SIXTY-ONE THOUSAND FIVE HUNDRED TWENTY-FOUR AND 36/100 DOLLARS ($61,524.36). In addition, Lessee shall pay estimated Additional Rental in accordance with Section 6 of the Lease, together with Florida sales tax.

"(e) **Year 4 Base Rent**. On the first (1st) day of October, 2007, and on the first (1st) day of each successive month thereafter up to and including September 1, 2008, Lessee shall pay Base Rent in the amount of SIXTY-THREE THOUSAND THREE HUNDRED SEVENTY AND 09/100 DOLLARS ($63,370.09). In addition, Lessee

shall pay estimated Additional Rental in accordance with Section 6 of the Lease, together with Florida sales tax.

"(f) **Year 5 Base Rent**. On the first (1st) day of October, 2008, and on the first (1st) day of each successive month thereafter up to and including September 1, 2009, Lessee shall pay Base Rent in the amount of SIXTY-FIVE THOUSAND TWO HUNDRED SEVENTY-ONE AND 20/100 DOLLARS ($65,271.20). In addition, Lessee shall pay estimated Additional Rental in accordance with Section 6 of the Lease, together with Florida sales tax.

"(g) **Year 6 Base Rent**. On the first (1st) day of October, 2009, and on the first (1st) day of each successive month thereafter up to and including September 1, 2010, Lessee shall pay Base Rent in the amount of SIXTY-SEVEN THOUSAND TWO HUNDRED TWENTY-NINE AND 33/100 DOLLARS ($67,229.33). In addition, Lessee shall pay estimated Additional Rental in accordance with Section 6 of the Lease, together with Florida sales tax.

"(h) **Year 7 Base Rent**. On the first (1st) day of October, 2010, and on the first (1st) day of each successive month thereafter up to and including September 1, 2011, Lessee shall pay Base Rent in the amount of SIXTY-NINE THOUSAND TWO HUNDRED FORTY-SIX AND 21/100 DOLLARS ($69,246.21). In addition, Lessee shall pay estimated Additional Rental in accordance with Section 6 of the Lease, together with Florida sales tax.

"(i) **Year 8 Base Rent**. On the first (1st) day of October, 2011, and on the first (1st) day of each successive month thereafter up to and including September 1, 2012, Lessee shall pay SEVENTY-ONE THOUSAND THREE HUNDRED TWENTY-THREE AND 60/100 DOLLARS ($71,323.60). In addition, Lessee shall pay estimated Additional Rental in accordance with Section 6 of the Lease, together with Florida sales tax.

"(j) **Year 9 Base Rent**. On the first (1st) day of October, 2012, and on the first (1st) day of each successive month thereafter up to and including September 1, 2013, Lessee shall pay Base Rent in the amount of SEVENTY-THREE THOUSAND FOUR HUNDRED SIXTY-THREE AND 30/100 DOLLARS ($73,463.30). In addition, Lessee shall pay estimated Additional Rental in accordance with Section 6 of the Lease, together with Florida sales tax.

"(k) **Year 10 Base Rent.** On the first (1st) day of October, 2013, and on the first (1st) day of each successive month thereafter

up to and including September 1, 2014, Lessee shall pay Base Rent in the amount of SEVENTY-FIVE THOUSAND SIX HUNDRED SIXTY-SEVEN AND 20/100 DOLLARS ($75,667.20). In addition, Lessee shall pay estimated Additional Rental in accordance with Section 6 of the Lease, together with Florida sales tax.

"(l) **Year 11 Base Rent.** On the first (1st) day of October, 2014, and on the first (1st) day of each successive month thereafter up to and including September 1, 2015, Lessee shall pay Base Rent in the amount of SEVENTY-SEVEN THOUSAND NINE HUNDRED THIRTY-SEVEN AND 22/100 DOLLARS ($77,937.22). In addition, Lessee shall pay estimated Additional Rental in accordance with Section 6 of the Lease, together with Florida sales tax.

"(m) **Year 12 Base Rent.** On the first (1st) day of September, 2015, and on the first (1st) day of each successive month thereafter up to and including August 1, 2016, Lessee shall pay Base Rent in the amount of EIGHTY THOUSAND TWO HUNDRED SEVENTY-FIVE AND 34/100 DOLLARS ($80,275.34). In addition, Lessee shall pay estimated Additional Rental in accordance with Section 6 of the Lease, together with Florida sales tax."

4. *Ratification.* In all other respects, Lessor and Lessee hereby ratify the terms of the Lease, except as modified herein.

The balance of this page was intentionally left blank.

IN WITNESS WHEREOF, the parties have executed this instrument the day and year first above written.

Signed, sealed and delivered in the presence of:

[signature]
(Signature of first witness on this line)

DAVID M. KRAMER
(Legibly print name of first witness on this line)

(Signature of second witness on this line)

(Legibly print name of second witness on this line)

LESSOR:

GATEWAY BUSINESS CENTRE, LTD., a Florida limited partnership

BY: GATEWAY BUSINESS CENTRE MANAGEMENT, INC., a Florida corporation, its General Partner

By: Jerome Fleeman
Jerome Fleeman, President

(CORPORATE SEAL)

Date: 7/27 2004

LESSEE:

Cara Plant
(Signature of first witness on this line)

Cara Plant
(Legibly print name of first witness on this line)

Heidi Pukas
(Signature of second witness on this line)

Heidi Pukas
(Legibly print name of second witness on this line)

MEDICAL TECHNOLOGY SYSTEMS, INC., a Delaware corporation

By: [signature]
(Signature of officer on this line)

Michael Stevenson
(Legibly print name of officer on this line)

Its Chief Operating Officer ~~President~~
(Legibly print title of officer on this line)

(CORPORATE SEAL)

Date: 7/26 2004